                                                                  EXHIBIT 10.4

                             UNITED REFINING COMPANY
                                15 Bradley Street
                                  P.O. Box 780
                           Warren, Pennsylvania 16365


                                  June 9, 1997


Red Apple Group, Inc.
823 Eleventh Avenue
New York, New York  10019-3535

Gentlemen:

                  This will confirm our agreement that United Refining Company (the "Company") will pay to its parent, Red Apple Group, Inc. ("RAG"), $1,000,000 per annum, as its allocated portion of the overhead costs of the New York headquarters of RAG.

                  This agreement shall become effective immediately upon the consummation of the sale by the Company of its Series A Senior Notes due 2007 pursuant to an Offering Memorandum substantially in the form of the Preliminary Offering Memorandum circulated to prospective investors (the "Effective Date"). The term of this Agreement shall expire on the third anniversary of the Effective Date; provided, however, that if neither party gives the other notice of termination prior to the expiration of the initial term (or if the term of this agreement is extended pursuant to the terms hereof or otherwise, the expiration of any extended term), the term of this agreement shall automatically be extended for an additional period of one year.

                  Please indicate your agreement with the foregoing by signing one copy of this agreement in the space indicated below and returning such copy to the undersigned.

                                       Very truly yours,

                                       UNITED REFINING COMPANY


                                       By:  /s/ Myron Turfitt
- -----------------------------             -------------------------------------
                                                Myron Turfitt, President

AGREED TO:

RED APPLE GROUP, INC.


By: /s/ John A. Catsimatidis
   --------------------------
        John A. Catsimatidis,
        Chairman of the Board
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                                    GUARANTEE
                    (Not to be used for signature guarantee)

            The undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office in the United States, guarantees (a) that the above-named person(s) "own(s)" the principal amount of
$         10 3/4% Series A Senior Notes due 2007 (the "Original Notes") of
United Refining Company, a Pennsylvania corporation, tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) that such tender of such Original Notes complies with Rule 14e-4, and (c) to deliver to the Exchange Agent the certificates representing the Original Notes tendered hereby or confirmation of book-entry transfer of such Original Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, within five (5) New York Stock Exchange trading days after the Expiration Date.


- -----------------------------          ----------------------------------------
Name of Firm                           Authorized Signature


- -----------------------------          ----------------------------------------
Address                                Title


                                       Name:
- -----------------------------               -----------------------------------
Zip Code                                      Type or Print


                                       Name:
- -----------------------------               -----------------------------------

Area Code and Tel. No.                 Dated:
                      -------                ----------------------------------


NOTE: DO NOT SEND CERTIFICATES REPRESENTING ORIGINAL NOTES WITH THIS FORM. CERTIFICATES REPRESENTING ORIGINAL NOTES SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL.
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Ladies and Gentlemen:

         The undersigned hereby tender(s) to United Refining Company the principal amount of the Original Notes listed below, upon the terms of and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal and the instructions thereto (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, pursuant to the guaranteed delivery procedures set forth in the Prospectus, as follows:


                                                                                  Principal Amount Tendered
                                    Aggregate Principal Amount                    (must be in integral multiples) Certificate
Nos.                                Represented by Certificate(s)                 of $1,000
- -----------------------------       -----------------------------------------------------------------------------------------

- -----------------------------       -----------------------------------------------------------------------------------------

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


The Book-Entry Transfer Facility Account    Sign Here
Number (if the Original Notes will be
tendered by book-entry transfer)            -----------------------------------

- ---------------------------------------     -----------------------------------
Account Number


- ---------------------------------------     -----------------------------------
Principal Amount Tendered (must be          Number and Street or P.O. Box
in multiples of $1,000)

                                            -----------------------------------
                                            City, State, Zip Code
Dated:                         1997
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